UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported) September 22, 2006

                      Commission File Number 000-28638
                                             ---------

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                  ----------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

          UTAH                                              87-0285238
-------------------------------                     -----------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                      Identification Number)

                    21 Toulon, Newport Beach, California
                   --------------------------------------
                  (Address of principal executive offices)

                                   92660
                                  -------
                                 (Zip Code)

                               (949) 721-8272
                              ---------------
              (Registrant's Executive Office Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



ITEM 8.01 OTHER EVENTS.

     On September 22, 2006, a settlement agreement was reached between Pacific Health Care Organization, Inc. ("PHCO"), Medex Healthcare, Inc. ("Medex"), and Tom Kubota, ("Kubota") and Marvin Teitelbaum and Peter Alexakis ("Plaintiffs") dismissing the complaint and cross complaint in the matter entitled Teitelbaum et. al. vs. Kubota et. al., filed in Orange County Superior Court, Case No. 04cc04645.

     Each party to the action agreed to dismiss with prejudice their complaint and/or cross-complaint in the above mentioned action. No party shall receive any money, stock or other compensation as a result of the mutual release and settlement and each party shall be responsible for its own attorneys' fees.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                              PACIFIC HEALTH CARE ORGANIZATION, INC.



Date: September 27, 2006      By: /S/ Tom Kubota
                                  --------------------------------------
                                      Tom Kubota, President

















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